                                                                      EXHIBIT 24




                               POWER OF ATTORNEY


         The undersigned, Clark McLeod, constitutes and appoints Patrick J. McGettigan, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, this Report and any amendment to this Report on Form 10-K under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.




                                        /s/ CLARK MCLEOD
                                        ------------------------------------
                                        Clark McLeod
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                               POWER OF ATTORNEY


         The undersigned, Samer Salameh, constitutes and appoints Patrick J. McGettigan, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, this Report and any amendment to this Report on Form 10-K under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                        /s/ SAMER SALAMEH
                                        ------------------------------------
                                        Samer Salameh
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                               POWER OF ATTORNEY


         The undersigned, Roy A Wilkens, constitutes and appoints Patrick J. McGettigan, Jr. his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, this Report and any amendment to this Report on Form 10-K under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.


                                        /s/ ROY A. WILKENS
                                        ------------------------------------
                                        Roy A. Wilkens
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                               POWER OF ATTORNEY


         The undersigned, Kwok Li, constitutes and appoints Patrick J. McGettigan, Jr. his true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign on his behalf individually and in his capacity as Director, this Report and any amendment to this Report on Form 10-K under the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.



                                        /s/ KWOK L. LI
                                        -------------------------------------
                                        Kwok L. Li